Variable Annuity III
UNUM Life Insurance Company of America
VA-I Separate Account
group variable annuity contracts

Servicing Office:
UNUM Life Insurance Company of America
P.O. Box 9740
Portland, ME 04104
Attn: Tax Deferred Annuities
(800) 341-0441

This Prospectus describes group annuity contracts and individual certificates issued by UNUM Life Insurance Company of America (UNUM/America). They are for use with qualified and non-qualified retirement plans. Generally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate account value and, as permitted by the plan for which the contractowner pur-chases the contract, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity com-mencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumu-lates on a variable or a fixed (guaranteed) basis or both. If a participant al-locates contributions to the fixed account, we guarantee principal and a mini-mum interest rate.

All contributions for benefits on a variable basis will be placed in UNUM/America's VA-1 Separate Account (variable annuity account [VAA]). The VAA is a segregated investment account of UNUM/America. If a participant puts all or some contributions into one or more of the contract's subaccounts, the par-ticipant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they do not, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed be-low. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the in-vestment objectives, policies and risks of the funds, please refer to the Pro-spectuses for the funds.

Balanced Account -- American Century Portfolios, Inc.: VP Balanced

Growth II Account -- American Century Portfolios, Inc.: VP Capital Appreciation

Socially Responsible Account -- Calvert Variable Series: Calvert Social Bal-anced Account

Index Account -- Dreyfus Stock Index Fund

Small Cap Account -- Dreyfus Variable Investment Fund: Small Cap Portfolio

Growth I Account -- Fidelity Variable Insurance Products Fund: Growth Portfolio Initial Class

Equity-Income Account -- Fidelity Variable Insurance Products Fund: Equity-In-come Portfolio Initial Class

Asset Manager Account -- Fidelity Variable Insurance Products Fund II: Asset Manager Portfolio Initial Class

International Stock Account -- T. Rowe Price International Series, Inc.

On or about August 6, 1999, we anticipate (i) closing the Growth II Account and replacing the VP Capital Appreciation with Fidelity VIP -- Growth Portfolio and
(ii) closing the Socially Responsible Account and replacing the Calvert Social Balanced Portfolio with Fidelity VIP II -- Asset Manager.

This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please review the Prospectuses for the funds, and keep them for reference.

Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) has more information about the con-tracts and certificates. Its terms are made part of this Prospectus. For a free copy, write: UNUM Life Insurance Company of America, P.O. Box 9740, Portland, ME 04104, attn: Tax Deferred Annuities, or call 1-800-341-0441. The SAI and other information about UNUM/America and VA-I Separate Account are also avail-able on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 1999

Table of contents

                                        Page
--------------------------------------------
Special terms                             2
--------------------------------------------
Expense tables                            3
--------------------------------------------
Summary                                   5
--------------------------------------------
Condensed financial information           7
--------------------------------------------
Investment results                        8
--------------------------------------------
Financial statements                      8
--------------------------------------------
UNUM Life Insurance Company of America    8
--------------------------------------------
Fixed side of the contract                8
--------------------------------------------
Variable account (VAA)                    9
--------------------------------------------
Investments of the VAA                    9
--------------------------------------------
Charges and other deductions             11
--------------------------------------------
The contracts                            12
--------------------------------------------

                                                                         Page
-----------------------------------------------------------------------------
Annuity payouts                                                           16
-----------------------------------------------------------------------------
Federal tax matters                                                       17
-----------------------------------------------------------------------------
Voting rights                                                             19
-----------------------------------------------------------------------------
Distribution of the contracts                                             20
-----------------------------------------------------------------------------
Return privilege                                                          20
-----------------------------------------------------------------------------
State regulation                                                          20
-----------------------------------------------------------------------------
Records and reports                                                       20
-----------------------------------------------------------------------------
Other information                                                         20
-----------------------------------------------------------------------------
Statement of additional information table of contents for VA-I Separate
Account Variable Annuity III                                              21
-----------------------------------------------------------------------------

Special terms

Account or variable account (VAA) -- The segregated investment account, VA-I Separate Account, into which UNUM/America sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Account value -- At a given time before the annuity commencement date, the to-tal value of all accumulation units for a contract plus the value of the fixed side of contract.

Accumulation unit -- A measure used to calculate account value for the variable side of the contract.

Annuitant -- The person on whose life the annuity benefit payments are based and made after the annuity commencement date.

Annuity commencement date -- The date on which Unum/America makes the first an-nuity payout to the annuitant.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary -- The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner -- The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions -- Amounts paid into the contract.

Death benefit -- An amount payable to a designated beneficiary if a participant dies before his or her annuity commencement date.

Participant -- An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year -- A period beginning with one participation anniversary and ending the day before the next participation anniversary, except for the first participation year which begins with the participation date.

Plan -- The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the con-tracts. There is a separate subaccount which corresponds to each fund.

UNUM/America (we, us our) -- UNUM Life Insurance Company of America.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trad-ing.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Contract Fee:

  Annual administration charge (per participant): $25

The annual administration charge may be paid by an employer on behalf of par-ticipants. It is not charged during the annuity period.

We may reduce or waive this charge in certain situations. See Charges and other deductions.

--------------------------------------------------------------------------------
VA-I Separate Account annual expenses for Variable Annuity III subaccounts:
(as a percentage of average account value):

Mortality and expense risk charge  1.20%

Annual expenses of the funds for the year ended December 31, 1998:
(as a percentage of each fund's average net assets):

                                       Management     Other        Total
                                       Fees       +   Expenses =   Expenses
---------------------------------------------------------------------------
1. American Century -- VP Balanced/1/     0.97%         0.00         0.97%
---------------------------------------------------------------------------
2. American Century -- VP Capital
 Appreciation                             1.00          0.00         1.00
---------------------------------------------------------------------------
3. Calvert Social Balanced/2/             0.70          0.18         0.88
---------------------------------------------------------------------------
4. Dreyfus Stock Index Fund               0.25          0.01         0.26
---------------------------------------------------------------------------
5. Dreyfus VIF: Small Cap Portfolio       0.75          0.02         0.77
---------------------------------------------------------------------------
6. Fidelity VIP -- Growth Portfolio
 Initial Class/3/                         0.59          0.09         0.68
---------------------------------------------------------------------------
7. Fidelity VIP -- Equity Income
 Portfolio Initial Class/3/               0.49          0.09         0.58
---------------------------------------------------------------------------
8. Fidelity VIP II -- Asset Manager
 Initial Class/3/                         0.54          0.10         0.64
---------------------------------------------------------------------------
9. T. Rowe Price International Series     1.05          0.00         1.05
---------------------------------------------------------------------------

/1/American Century Investment Management, Inc. voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In the absence of the waiver, the average ratio of operating expenses to average net assets would have been 1.48% for the year ended December 31, 1998. The annualized fee schedule for the fund, effective November 17, 1998, is as follows: 1.50% on the first $250 million; $1.20% on the next $250 million; and 1.10% thereafter.

/2/The figures above are based on expenses for fiscal year 1998, and have been restated to reflect the elimination of the performance adjustment in Social Balanced as of March 1, 1999 (pursuant to Shareholder approval on February 24,
1999). The restatement includes the addition of 0.01% to both portions.

/3/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash Balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been: VIP Equity-Income Portfolio Initial Class 0.57%, VIP Growth Portfolio Initial Class 0.66% and VIP II Asset Manager Portfolio Initial Class 0.63%.

Examples
(expenses of the subaccounts and the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                 1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------------
1. American Century -- VP Balanced                 27      83     142     301
--------------------------------------------------------------------------------
2. American Century -- VP Capital Appreciation     27      82     141     298
--------------------------------------------------------------------------------
3. Calvert Social Balanced                         26      80     136     290
--------------------------------------------------------------------------------
4. Dreyfus Stock Index Fund                        20      61     105     226
--------------------------------------------------------------------------------
5. Dreyfus VIF: Small Cap Portfolio                25      76     131     279
--------------------------------------------------------------------------------
6. Fidelity VIP -- Growth Portfolio                24      74     126     270
--------------------------------------------------------------------------------
7. Fidelity VIP -- Equity Income Portfolio         23      71     121     259
--------------------------------------------------------------------------------
8. Fidelity VIP II -- Asset Manager                24      72     124     266
--------------------------------------------------------------------------------
9. T. Rowe Price International Series              28      85     145     306
--------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                 1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------------
1. American Century -- VP Balanced                 27      82     141     298
--------------------------------------------------------------------------------
2. American Century -- VP Capital Appreciation     27      83     142     301
--------------------------------------------------------------------------------
3. Calvert Social Balanced                         26      80     136     290
--------------------------------------------------------------------------------
4. Dreyfus Stock Index Fund                        20      61     105     226
--------------------------------------------------------------------------------
5. Dreyfus VIF: Small Cap Portfolio                25      76     131     279
--------------------------------------------------------------------------------
6. Fidelity VIP -- Growth Portfolio                24      74     126     270
--------------------------------------------------------------------------------
7. Fidelity VIP -- Equity Income Portfolio         23      71     121     259
--------------------------------------------------------------------------------
8. Fidelity VIP II -- Asset Manager                24      72     124     266
--------------------------------------------------------------------------------
9. T. Rowe Price International Series              28      85     145     306
--------------------------------------------------------------------------------

                                         funds. Premium taxes may also apply,
We provide these examples, to show       although they do not appear in the
the direct and indirect costs and ex-    examples. These examples should not
penses of the contract.                  be considered a representation of
                                         past or future expenses. Actual ex-
                                         penses may be more or less than those
                                         shown.

For more information, see Charges and
other deductions in this Prospectus,
and in the Prospectuses for the

Summary

What kind of contract is this? It is a group variable annuity contract between the contractowner and UNUM/America. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under Maine insurance law, and registered with the SEC as a unit invest-ment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which UNUM/America may conduct. See The variable an-nuity account.

What are the contract's investment choices? Based on instructions, the VAA ap-plies contributions to buy fund shares in one or more of the investment funds of the subaccounts: American Century Variable Portfolios, Inc.: VP Balanced, VP Capital Appreciation; Calvert Social Balanced Portfolio; Dreyfus Stock Index Fund; Dreyfus Variable Investment Fund: Small Cap Portfolio; Fidelity Variable Insurance Products Fund: Growth Portfolio; Fidelity Variable Insurance Products
Fund: Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II:
Asset Manager Portfolio; and T. Rowe Price International Series, Inc. In turn, each fund holds a portfolio of securities consistent with its investment poli-cy. On or about August 6, 1999 we anticipate (i) closing the Growth II Account and replacing the VP Capital Appreciation with Fidelity VIP--Growth Portfolio and (ii) closing the Socially Responsible Account and replacing the Calvert So-cial Balanced Portfolio with Fidelity VIP II--Asset Manager. See The variable annuity account and The funds for a description of the subaccounts.

Who invests contributions? American Century Investment Management, Inc. is the investment adviser of American Century VP Balanced and VP Capital Appreciation. The investment adviser of the Calvert Social Balanced Portfolio is The Calvert Asset Management Company, Inc. The investment adviser of the Dreyfus funds is The Dreyfus Corporation, New York, NY. The investment adviser of the Fidelity funds is Fidelity Management & Research Company, Boston, MA. Rowe Price-Fleming International, Inc. is investment adviser of the T. Rowe Price International Series. See The funds.

How does the contract work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accu-mulation units. If the participant decides to purchase retirement income pay-ments, we convert accumulation units to annuity units. Retirement income pay-ments will be based on the number of annuity units received and the value of each annuity unit on payout days. See The contracts.

What are the charges under the contract? We charge an annual administration charge of $25 per participant account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.20% to the daily net asset value of the VAA. See Charges and other deductions.

We may charge additional fees to set up a participant loan or establish a sys-tematic withdrawal option.

We may waive these charges in certain situations.

The funds' investment management fees, expenses and expense limitations, if ap-plicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often? Contributions by or on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See The Contracts.

How will annuity payouts be calculated? If a participant decides to annuitize, the participant selects an annuity option and starts receiving retirement in-come payments from the contract as a fixed option or variable option or a com-bination of both. See Annuity payout options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the se-curities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The beneficiary has options as to how any death benefit is paid. See Death benefits and annuity period.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to certain restrictions. A participant may not transfer more than 20% of his or her fixed account holdings to the VAA per year, unless the participant intends to liquidate their fixed account value. This liquidation must be over a 5-year schedule. Transfers from the VAA or the fixed account may also be subject to the terms of the plan. See The fixed account and The contracts--Transfers be-tween subaccounts on or before the annuity commencement date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements and to the restrictions of any plan. See Sur-renders and withdrawals. Special limits apply to withdrawals from the fixed ac-count. The contractowner must also approve participant withdrawals under plans subject to Title I of ERISA, and Section 457 plans. Certain charges may apply. See Charges and other deductions. A portion of withdrawal proceeds may be tax-able. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the ac-tive life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our home office. We will refund the participant's contributions less withdraw-als, or for the variable side of the contract if greater, the participant's ac-count balance on the day we receive the written notice. See Return privilege.

Condensed financial information

The financial data included below should be read along with the financial statements and the related data included in the Statement of Additional Infor-mation.

Accumulation unit values (For an accumulation unit outstanding throughout the period)

Sub-Account               1989    1990     1991     1992     1993     1994     1995     1996     1997     1998
-----------               ----    ----     ----     ----     ----     ----     ----     ----     ----     ----
Index Account
 December 12
  Commencement.......... $9.9060
 Beginning of period....         $9.9629 $ 9.4953 $12.1814 $12.8906 $13.9245 $13.8792 $18.7565 $22.7054 $29.8265
 End of Period.......... $9.9629 $9.4953 $12.1814 $12.8906 $13.9245 $13.8792 $18.7565 $22.7054 $29.8265 $37.7853
Growth I Account
 May 1 Commencement.....                 $  10.00
 Beginning of period....                          $12.1759 $13.1505 $15.5094 $15.3208 $20.4909 $23.2198 $28.3281
 End of period..........                 $12.1759 $13.1505 $15.5094 $15.3208 $20.4909 $23.2198 $28.3281 $39.0440
Growth II Account
 May 1 Commencement.....                 $  10.00
 Beginning of Period....                          $11.5975 $11.3049 $12.3212 $12.0313 $15.5840 $14.7133 $14.0633
 End of Period..........                 $11.5975 $11.3049 $12.3212 $12.0313 $15.5840 $14.7133 $14.0633 $13.5959
Asset Manager Account
 May 1 Commencement.....                 $  10.00
 Beginning of period....                          $10.7598 $11.8933 $14.2241 $13.1979 $15.2510 $17.2668 $20.5827
 End of period..........                 $10.7598 $11.8933 $14.2241 $13.1979 $15.2510 $17.2668 $20.5827 $23.3982
Balanced Account
 May 1 Commencement.....                 $  10.00
 Beginning of Period....                          $12.4515 $11.5582 $12.2957 $12.2225 $14.6286 $16.2128 $18.5504
 End of Period..........                 $12.4515 $11.5582 $12.2957 $12.2225 $14.6286 $16.2128 $18.5504 $21.2201
International Stock
 Account
 May 1 Commencement.....                                            $  10.00
 Beginning of Period....                                                     $ 9.8622 $10.8333 $12.2756 $12.5034
 End of Period..........                                            $ 9.8622 $10.8333 $12.2756 $12.5034 $14.3134
Socially Responsible
 Account
 May 1 Commencement.....                                            $  10.00
 Beginning of Period....                                                     $ 9.9692 $12.7827 $14.2222 $16.8728
 End of Period..........                                            $ 9.9692 $12.7827 $14.2222 $16.8728 $19.3844
Equity-income Account
 May 1 Commencement.....                                            $  10.00
 Beginning of Period....                                                     $10.4780 $13.9856 $15.7898 $19.9854
 End of Period..........                                            $10.4780 $13.9856 $15.7898 $19.9854 $22.0431
Small Cap Account
 May 1 Commencement.....                                            $  10.00
 Beginning of Period....                                                     $10.3818 $13.2713 $15.2861 $17.6322
 End of Period..........                                            $10.3818 $13.2713 $15.2861 $17.6322 $16.8223
Pending Allocation
 Account
 October 16
  Commencement..........                                            $  10.00
 Beginning of Period....                                                     $10.1054 $10.6938 $11.2772 $11.8940
 End of Period..........                                            $10.1054 $10.6938 $11.2772 $11.8940 $12.4522

           Number of Accumulation Units Outstanding at end of Period

                         1989  1990   1991    1992     1993      1994      1995      1996     1997    1998
                         ----  ----   ----    ----     ----      ----      ----      ----     ----    ----
Index Account...........   0  72,405 296,075 836,187 1,526,878 1,929,447 2,395,545 3,057,792 138,498 149,332
Growth I Account........               5,166 317,275 1,340,146 3,071,862 4,459,417 5,843,047 244,513 245,139
Growth II Account.......              53,904 566,562 1,242,216 1,733,360 2,191,475 2,541,938  97,067  74,873
Asset Manager Account...              36,645 462,405 2,232,731 4,369,937 4,882,920 5,447,414 205,657 202,386
Balanced Account........              13,453 282,439   673,424 1,041,814 1,294,883 1,545,581  58,259  48,736
Socially Responsible
 Account................                                          26,073   133,871   328,168   8,750  14,160
Equity-income Account...                                         320,659 1,529,172 2,997,007 133,230 150,004
International Stock
 Account................                                         354,936   803,485 1,588,914  80,413  71,388
Small Cap Account.......                                         400,376 1,461,575 3,032,803 166,025 162,973
Pending Allocation
 Account................                                          11,980    21,372    35,465     485      23

Investment results

At times, the VAA may compare its investment results to various unmanaged in-dices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further informa-tion.

Financial statements

The financial statements for the VAA and UNUM/America are located in the SAI. For a free copy of the SAI, complete and mail the enclosed card, or call 1-800-341-0441.

UNUM Life Insurance Company of America

UNUM/America is a life insurance company founded in Maine in 1966. UNUM/America is a subsidiary of UNUM Holding Company and its wholly owned par-ent company, UNUM Corporation. UNUM Corporation was organized under Delaware law, and is a publicly owned corporation whose stock is traded on the New York Stock Exchange.

On October 1, 1996, UNUM/America sold its tax-sheltered annuity business to The Lincoln National Life Insurance Company (Lincoln Life). Pursuant to the acquisition agreement, Lincoln Life assumed UNUM/America's obligations under the contracts, and Lincoln Life & Annuity Company of New York (LLANY) assumed UNUM/America's obligations under contracts originally issued in New York (the New York Contracts), other than those obligations to contractowners and/or participants who neither consented nor were deemed to have consented to the assumption. Whether or not a contract was assumed by Lincoln Life, it is ad-ministered by Lincoln Life. If, under a contract some participants did opt out and some did not, the contract was bifurcated--one contract has UNUM/America as the insurer and the other has Lincoln Life as the insurer (or, for the New York Contracts, LLANY). Both contracts, however, are administered by Lincoln Life.

Lincoln Life was founded in 1905 and is organized under Indiana law. It is one of the largest stock life insurance companies in the United States. It is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed side of the contract

Contributions allocated to the fixed account become part of UNUM/America's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Maine Insurance Department as well as the insurance laws and regulations of the ju-risdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, UNUM/America has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the 1940 Act. Accordingly, neither the general account nor any in-terests in it are subject to regulation under the 1933 Act or the 1940 Act. UNUM/America has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed side of the contract. These disclosures, how-ever, may be subject to certain provisions of the federal securities laws re-lating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only se-lected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with in-terest beginning on the next calendar day following the date of receipt if all participant data is complete. UNUM/America may vary the way in which it cred-its interest to the fixed side of the contract from time to time.

UNUM/America will also declare in advance a guaranteed interest rate which will be effective for all amounts in the participant's account value in the fixed account during the designated year. This rate will never be less than the minimum rate of interest. UNUM/America may also declare in advance sepa-rate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the participant's account value in the fixed account for specific period(s) during the designated year.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT UNUM/AMERICA'S SOLE DISCRETION. PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Special limits apply to transfers and withdrawals from the fixed account. Dur-ing any one calendar year, a participant may make one withdrawal from the fixed account, OR one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance. Participants who want to liquidate their entire fixed account balance, or transfer it to the VAA, how-ever, may make one withdrawal or transfer request for five Consecutive calen-dar years from their fixed account, according to the following percentages:

Year Request Received                                      Percentage of Fixed
By UNUM/America                                            Account Available
---------------------                                      -------------------
         1                                                       20%
         2                                                       25%
         3                                                       33.33%
         4                                                       50%
         5                                                       100%

The five consecutive withdrawals may not be made more frequently than twelve months apart. We reserve the right to require that any participant stating their intention to liquidate their fixed account balance stop contributions to the contract. The above liquidation schedule is also subject to the same con-ditions as other withdrawals.

In addition, at contract termination some contracts offer lump sum payouts which may have a market value adjustment. Lump sum payouts will never be less than premiums less withdrawals accumulated at an annual effective rate of 3%.

Notwithstanding these limits, under certain conditions, a participant reaching age 59 1/2, or the participant's death or disability. There may be other con-ditions allowing the total withdrawal of a fixed account balance. See with-drawals.

If a participant's plan permits loans, then during the participant's accumula-tion period, the participant may apply for a loan by completing a loan appli-cation that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the tax code, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the partici-pant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue inter-est at a rate below the loan interest rate provided in the contract. Under certain contracts, a fee of up to $50 may be charged for a loan. More informa-tion about loans, loan interest rates, and fees and charges are in the con-tract, the active life certificates, the annuity loan agreement and is avail-able from us.

Variable annuity account (VAA)

On July 8, 1988, the VAA was established as an insurance company separate ac-count under Maine law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or UNUM/America. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of UNUM/America. The VAA satisfies the definition of separate account under the federal securi-ties laws. We do not guarantee the investment performance of the VAA. Any in-vestment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by UNUM/America in addition to the contracts described in this Prospectus. The other annuity con-tracts supported by the VAA invest in the same funds as the contracts de-scribed in this Prospectus. These other annuity contracts may have different charges that could affect the performance of the subaccount.

Investments of the variable annuity account

The contractowner decides which subaccounts will be available for participant allocations. There is a separate subaccount, which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company separate accounts. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfo-lio managed by the advisor.

Certain funds offered as part of this contract have similar investment objec-tives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.

Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each fund is subject to certain investment policies and restrictions which may not be changed without a major-ity vote of shareholders of that fund. More detailed information can be ob-tained from the current Prospectus for the funds. There is no assurance that any of the funds will achieve its stated objective.

1. American Century Variable Portfolios, Inc.--American Century VP Balanced seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for ap-preciation and the balance in bonds and other fixed income securities. American Century Investment Management, Inc. is the investment manager of this portfolio.

2. American Century Variable Portfolios, Inc.--American Century VP Capital Ap-preciation seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. American Century Investment Management, Inc. is the invest-ment manager of this portfolio.

3. Calvert Variable Series--The Calvert Social Balanced Portfolio seek to achieve a competitive total return through actively managed portfolio of stock, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria. Calvert Asset Management Company, Inc. serves as the Portfolio's investment Adviser.

4. Dreyfus Stock Index Fund is a non-diversified index fund that seeks to pro-vide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Dreyfus Corporation acts as the Fund manager and Mellon Equity Associates, an af-filiate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

5. Dreyfus Variable Investment Fund--Small Cap Portfolio seeks to maximize capital appreciation. The Small Cap Portfolio seeks out companies that have the potential for significant growth. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in domestic and for-eign companies with market capitalization of less than $1.5 billion, at the time of purchase. The manager seeks companies believed to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions. The Dreyfus Corporation serves as the Funds investment adviser.

6. Fidelity Variable Insurance Products Fund (VIP)--Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio normally purchases common stocks. FMR is the investment manager of this portfolio.

7. Fidelity Variable Insurance Products Fund (VIP)--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing, securi-ties, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P500). Fidelity Management & Research Company ("FMR") is the manager this portfolio.

8. Fidelity Variable Insurance Products Fund II (VIP II)--Asset Manager Port-folio seeks high total return with reduced risk over the long term by allo-cating its assets among domestic and foreign stocks, bonds and short-term money market instruments. FMR is the investment manager of this portfolio.

9. T. Rowe Price International Series, Inc.--T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Rowe Price-Fleming In-ternational, Inc. is the investment manager of this portfolio.

Fidelity VIP--Money Market Portfolio seeks to obtain as high a level of cur-rent income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio, into which initial contributions are invested pending UNUM/America's receipt of a complete order, see The con-tracts--purchase of contracts.

On or about August 6, 1999, we anticipate (i) closing the Growth II Account and replacing the VP Capital Appreciation with Fidelity VIP--Growth Portfolio and (ii) closing the Socially Responsible Account and replacing the Calvert Social Balanced Portfolio with Fidelity VIP II--Asset Manager.

With respect to a fund, the advisor and/or distributor, or an affiliate there-of, may compensation Lincoln Life (or an affiliate) for administrative, dis-tribution, or other services. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).

Sale of shares by the funds

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/with drawal proceeds or for other purposes described in the contract. If a participant wants to transfer all or part of
10
his or her account balance from one subaccount to another, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to UNUM/America and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insur-ance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in re-demption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The funds' Di-rectors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Reinvestment of dividends andcapital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addi-tional units, but are reflected as changes in unit values.

Addition, deletion orsubstitution of investments
We reserve the right, within the law, to make additions, deletions and substi-tutions for the funds in which the VAA participates. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the con-tract.) We cannot substitute shares without approval by the SEC. We will also notify contractowners and participants.

Charges and other deductions

We will deduct the charges described below to cover costs and expenses, serv-ices provided, and risks assumed under the contracts. Certain costs and ex-penses will be incurred for distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, the ad-ministrative services provided include: processing applications and enrollment forms and issuing the contracts and active life certificates, processing pur-chases and redemptions of fund shares as required, maintaining records, admin-istering payout annuity options, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), recon-ciling and depositing cash receipts, providing contract confirmations, provid-ing toll-free inquiry services and furnishing telephone fund transfer servic-es. The risks assumed include: the risk that annuitants receiving payout annu-ities under the contract will live longer than we assumed when we calculated our guaranteed rates (these rates cannot be changed); the risk that death ben-efits paid will exceed actual participant account balances (less outstanding loans); and the risk that our costs in providing the services will exceed our revenues from contract charges which we cannot change. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. As noted above, Lincoln Life will now administer the contracts on our behalf.

Deductions from the VAA forVariable Annuity III

We deduct from the VAA an amount, computed daily, which is equal to a maximum rate of 1.20% of the daily net asset value. The charge is a mortality and ex-pense risk charge. It is assessed during the accumulation period and during the annuity period even though during the annuity period we bear no mortality risk on annuity options that do not have life contingencies.

Annual administration charge
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account bal-ance on the last business day of the month in which a participant anniversary occurs. We also deduct the charge from a participant's account balance if the participant's account is totally withdrawn. The charge may be increased or de-creased.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. The tax ranges from 0.5% to 4.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the under-lying funds that are more fully described in the Prospectuses for the funds.

We impose a $50 fee under certain conditions to establish a participant loan from the fixed account, and loans are subject to loan interest charges. In addition, we impose a $30 fee to set up a systematic withdrawal option for a participant.

Additional information
The annual administration charge described previously may be reduced or elimi-nated under a particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative ex-penses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the levels of those charges. Lower distribution and/or administrative expenses may be the result of economies as-sociated with (i) the size of a particular group; (ii) an existing relation-ship with the contractowner or employer; (iii) the use of mass enrollment pro-cedures; (iv) the performance of administrative or sales functions by the em-ployer; or (v) the use by an employer of automated techniques in submitting contributions or information relating to contributions on behalf of its em-ployees. In addition, an employer may pay the annual administration charge on behalf of participants under a contract, or by election impose this charge only on participants with account balances in the VAA.

The contracts

Purchase of the Contracts

We designed the contracts for employers and other entities to enable partici-pants and employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (tax code): 401(a), 403(b), 408, and other related sections, as well as for programs offering non-qualified annuities. For plans that have al-located rights to the participant, we will issue to each participant a sepa-rate active life certificate that describes the basic provisions of the con-tract to each participant.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions. Lincoln Life administers the contracts including, among other services, processing contributions (which may be temporarily maintained in Lincoln Life's general account) and withdrawals.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts available by the contractowner.

Contributions by participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all partici-pants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits.

Subject to any restrictions imposed by the plan or the tax code, we will ac-cept transfers from other contracts and qualified rollover contributions.

Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of partic-ipants in the Texas Optional Retirement Program ("ORP") vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas insti-tutions of higher education before becoming vested. During this first partici-pation year in the ORP, ORP Participants may only direct employer and state contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions un-der the contract will be in U.S. funds. If a bank or other financial institu-tion does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.

Initial contributions

When we receive a completed enrollment form and all other information neces-sary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contributions without a properly complete enrollment form, we will notify the contractowner and deposit the contributions to the pending al-location account. Within two business days of receipt of a properly completed enrollment form, we will transfer the participant's account balance in the pending allocation account in accordance with the allocation percentages elected on the enrollment form. We will allocate all future contributions in accordance with these percentages until the participant notifies us of a change. If we do not receive a properly completed enrollment form after we send three monthly notices, then we will refund the participant's account bal-ance in the pending allocation account within 105 days of the date of the ini-tial contribution. The pending allocation account invests in Fidelity VIP-- Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charges or the annual administration charge on the pending allocation account. We begin im-
posing these charges when we receive a properly completed enroll     -
ment form. The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

Valuation date
Accumulation units and annuity units will be valued once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date), on any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions
The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accor-dance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed ac-count, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account can be in any whole percent. A participant may allocate contributions to a maximum of nine subaccounts or the fixed account.

Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumula-tion unit for that subaccount on the valuation date on which the contribution is received by us if received before 4:00 p.m., New York time. If the contri-bution is received at or after 4:00 p.m., New York time, we will use the accu-mulation unit value computed on the next valuation date. The number of accumu-lation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumula-tion unit will vary depending not only upon how well the underlying fund's in-vestments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions re-ceived concurrently with the allocation change form and for all future contri-butions, unless the participant specifies a later date. Changes in the alloca-tion of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in "Transfers on or before the annuity commencement date." Allocations of em-ployer contributions may be restricted by the applicable plan.

Valuation of accumulation units
Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other dis-tribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

Transfers and withdrawals from the fixed account are subject to special lim-its. During any one calendar year, a participant may make one transfer from the fixed account to the VAA in an amount of up to 20% of the fixed account balance, if allowed by the terms of the contract. See The fixed account.

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accu-mulation units in that subaccount. Subaccount transfers will be done using ac-cumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not re-quire any minimum transfer amount, and do not limit the number of transfers.

A transfer may be made by writing to us or, if a Telephone Exchange Authoriza-tion form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their instructions. We may also assign the participant a Per-sonal Identification Number (PIN) to serve as identification. We will not be liable for following telephone in-structions we reasonably believe are genuine. Telephone requests may be re-corded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If the participant or contractowner determines that a transfer was made in error, the contractowner or participant must notify us within 30 days of the confirmation date. Telephone transfers will be processed on the valuation date that they are received when they are received by us before 4:00 p.m. New York time.

When thinking about a transfer of account value, the participant should con-sider the inherent risk involved. Frequent transfers based on short-term ex-pectations may increase the risk that a transfer will be made at an inoppor-tune time.

Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annu-ity commencement date.

Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death bene-fit paid to the participant's designated beneficiary will be the greater of:
(1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal and due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written autho-rization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or a payout an-nuity, or as a combination of these two.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If no election is made within 60 days after we receive satisfactory no-tice of the participant's death, we will pay a lump sum settlement to the ben-eficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the cal-endar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, dis-tributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have at-tained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the ben-eficiary must commence, the date of death of the surviving spouse is substi-tuted for the date of death of the participant.

If there is no living named beneficiary on file with us at the time of a par-ticipant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we re-ceive proof of death no later than the end of the fourth calendar year follow-ing the year of the participant's death. The value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) annual administration charge (imposed on total withdrawals),
(2) premium taxes, and (3) outstanding loan including loan security. Annuity conversion amounts are not considered withdrawals.

Special limits apply to withdrawals (and transfers to the VAA) from the fixed account. See The fixed account.

Notwithstanding such limits, a participant may withdraw 100% of their fixed account balance at any time provided that we receive satisfactory proof of the following events: (a) the participant has attained age 59 1/2; (b) the partic-ipant has died; (c) the participant has incurred a disability as defined under the contract; (d) the participant has separated service from their employer; or (e) the participant has incurred a financial hardship. A contractowner has options of (i) choosing to eliminate financial hardship as an event entitling the participant to 100% withdrawal from the contract; and/or (ii) adding a re-quirement that the participant be 55 years of age and separated from service to be entitled to 100% withdrawal from the fixed account. Contractowners choosing one or more of these optional provisions may receive a different de-clared interest rate on the fixed account than will holders of contracts with-out these provisions.

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Un-less a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant ac-count balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be post-poned as permitted by the 1940 Act.

The tax consequences of a withdrawal are discussed later in this booklet. See Federal tax matters.

Total Withdrawals. Only participants with no outstanding loans can make a to-tal withdrawal. A total withdrawal of a participant's account will occur when
(a) the participant or contractowner requests the liquidation of the partici-pant's entire account balance, or (b) the amount requested results in a re-maining participant account balance of an amount less than or equal to the an-nual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's ac-count.

Systematic Withdrawal Option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eli-gible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount with-drawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including ap-plicable fees and charges, is available in the contracts and active life cer-tificates and from us.

Maximum conservation option. Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401 (a)(9), 403(b)(10), or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-UNUM/America contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are sub-ject to the limitations under Section 403(b)(11) of the tax code and regula-tions thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more in-formation on these provisions see Federal tax matters.

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the par-ticipant.

As required by Section 830.105 of the Texas Education Code, withdrawal re-quests by participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A participant in an ORP contract is required to obtain a certifi-cate of termination from the participant's employer before a withdrawal re-quest can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) Plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting informa-tion, if requested) and that we may rely on this representation in granting the withdrawal request. See Federal tax matters. A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer re-strictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a ten percent excise tax.

Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
We pay commissions of up to 3.5% of contributions to dealers. In some instanc-es, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent sched-ule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to Maine law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants, and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permit-ted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.

Contractowner questions
The obligations to purchasers under the contracts are those of UNUM/America. Questions about the contract should be directed to us at 1-800-341-0441.

Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to an annuity payout. The contract provides op-tional forms of payouts of annuities (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified. If the contractowner does not give us instructions, we will apply the participant's account value in the fixed account to a fixed annuity, and account balance in the VAA to a variable annuity.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable payout annuities in the VAA in a separate account of Lincoln Life (the variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout on a variable basis. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this Prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we maintain a participant's variable annuity payout in a variable payout divi-sion, we will provide a Prospectus for the variable payout division before the annuity commencement date.

Under qualified plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the participant and the benefi-ciary. If the beneficiary is not the participant's spouse, the present value of payments to be made to the participant must be more than 50% of the present value of the total payout to be made to the participant and the beneficiary.

If an annuitant dies before the end of a designated annuity period, the bene-ficiary, if any, or the annuitant's estate will receive any remaining payments due under the annuity option in effect.

Annuity payout options
Note Carefully: Under the Single Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annuity payout; and so forth.

Single Life Annuity. Payouts are made monthly during the lifetime of the annu-itant, and the annuity terminates with the last payout preceding death.

Life Annuity With Guaranteed Periods of 10, 15 or 20 Years. Payouts are made monthly during the lifetime of the annuitant with a monthly payout guaranteed to the beneficiary for the remainder of the selected number of years, if the annuitant dies before the end of the period selected. Payouts under this annu-ity option are smaller than a single life annuity without a guaranteed payout period.

Joint Life Annuity. Payouts are made monthly during the joint lifetime of the annuitant and a designated second person.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial with-drawals during the annuity period, an annuitant or beneficiary who has se-lected this annuity option as a variable annuity may request at any time dur-ing the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total with-drawal during the accumulation pe-riod. See Charges and deductions and Federal tax matters.

Additional information
Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA.

The annuity commencement date is the date on which we make the first annuity payout to an annuitant. For plans subject to Section 401(a)(9)(B) of the tax code, a beneficiary must select an annuity commencement date that is not later than one year after the date of the participant's death. A participant or contractowner may select an annuity commencement date for the annuitant, which is shown in the retired life certificate. Selection of an annuity commencement date may be affected by the distribution restrictions under the tax code and the minimum distribution requirements under Section 401(a)(9) of the tax code. See Federal tax matters.

You must send us written notice of the selected annuity commencement date, the annuity payout option (including whether fixed or variable), and the annuity conversion amount to be converted on behalf of a participant or beneficiary, at least 30 days before the selected annuity commencement date. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

The annuity conversion amount is either the participant's account balance or a portion thereof, or the death benefit plus interest, as of the annuity payout calculation date. For a fixed annuity, the annuity commencement date is usu-ally one month after the annuity payout calculation date; subsequent payout annuity payments are at one-month intervals from the annuity commencement date. For a variable annuity, the annuity commencement date is ten business days after the initial annuity payout calculation date; subsequent monthly payouts have annuity payout calculation dates which are ten business days pri-or.

Annuity payout calculation
Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calcu-lation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.

Variable annuity payouts will be determined using:

1. The participant's annuity conversion amount in the VAA as of the initial annuity payout calculation date;

2. The annuity conversion factor in the contract;

3. The annuity payout option selected; and

4. The investment performance of the funds selected.

To determine the amount of annuity payouts, we make this calculation:

1. Determine the dollar amount of the first payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the specified percentage, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the speci-fied percentage, annuity payouts will decrease. There is a more complete ex-planation of this calculation in the SAI.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other consequences, or state or local tax consequences, associated with the contract. As a result, contractowners and participants should always consult a tax advisor about the application of tax rules to their individual situation.

Qualified retirement plans
We have designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of quali-fied plans. Persons planning to use the contract in connection with a quali-fied plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Contracts may be used in connection with the following types of qualified plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Public school system and tax-exempt organization annuity plans ("403(b)")

 . Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")


We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in the contract value until the contractowner or participant receives a contract distribution. However, for this general rule to apply, certain requirements must be satis-fied:

 . The investments of the VAA must be "adequately diversified" in accordance with the IRS regulations;

 . The right to choose particular investments for a contract must be limited.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with the diversification stan-dards, the participant could be required to pay tax currently on the excess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax limits the contractowner's and participant's rights to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, contractowner and/or participant would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the I.R.S. in any guid-ance that it may issue and whether any such limits will apply to existing con-tracts. We reserve the right to modify the contract without contractowner's or participant's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

Taxation of withdrawals and surrenders
Contractowner and/or participant will pay tax on withdrawals to the extent their contract value exceeds contributions in the contract. This income (and all other income from the contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. Contractowner and/or participant will pay tax on a surrender to the extent the amount re-ceived exceeds contributions. In certain circumstances contributions are re-duced by amounts received from the contract that were not included in income.

Tax treatment of qualified plans
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan par-ticipant's specific circumstances, e.g., the participant's compensation.

 . Under most qualified plans, e.g., 403 (b) plans and Traditional IRAs, the participant must begin receiving payments from the contract in certain mini-mum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) loans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the participant's income as ordinary income. These taxable distribu-tions will include contributions that were deductible or excludible from in-come. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for con-tributions. There are exceptions. For example, the participant does not in-clude amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 . received on or after the participant reaches age 59 1/2,

 . received on or after the participant's death or because of participant's disability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the par-ticipant's life (or life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, par-ticipant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should always be consulted before contractowner or participant move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 410(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless participant elects to have the amount directly transferred to certain qualified plans or con-tracts. Before we send a rollover distribution, we will provide the partici-pant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the participant an explanation of the withholding requirements.

Tax status of UNUM/America

Under existing Federal income tax laws, UNUM/America does not pay tax on in-vestment income and realized capital gains of the VAA. UNUM/America does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will done according to the instruc-tions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be deter-mined by applying the participants percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the num-ber of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and vot-ing instruction forms. Since the funds engage in shared funding, other persons or entities besides UNUM/America may vote fund shares. See Sale of fund shares.

Distribution of the contracts

Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the con-tracts. LFA in turn has entered into selling agreements with independent bro-ker-dealers licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers
(NASD). UNUM/America no longer offers new contracts.

Return privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) af-ter the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice.

State regulation

As a life insurance company organized and operated under Maine law, we are sub-ject to provisions governing life insurers and to regulation by the Maine Com-missioner of Insurance.

Our books and accounts are subject to review and examination by the Maine In-surance Department at all times. A full examination of our operations is con-ducted by that department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, Lincoln Life is responsible for maintaining all records and accounts relating to the VAA. Lincoln Life has entered into an agreement with the Delaware Management Compa-ny, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first contract year, re-ports containing information required by that Act or any other applicable law or regulation.

Other information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deacti-vation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

Delay in payments. We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared in-terest rate to a participant's account in the fixed account. Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market trading is re-stricted or the SEC declares a an emergency , and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

Preparing for Year 2000

Lincoln Life, as noted above, is responsible for administering the contracts and the VAA on behalf of UNUM/America. Lincoln Life's responsibilities include the operation of the computer systems related to the VAA, which are distinct from those used by UNUM/America in its other operations. Many existing computer programs use only two digits in the date filed to identify the year. If left uncorrected, these programs, which were designed and developed without consid-ering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millennium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such prob-lems as purchase payment collection and deposit errors; claim payment difficul-ties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Com-pany Inc. (Delaware), the provider of the accounting and valuation services for the VAA.

However, both companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steer-ing committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the VAA. Dela-ware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized in four phases:

 . awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

 . assessment and high-level planning and strategy

 . remediation of affected systems and equipment; and

 . testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999, additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty in-clude (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-com-pliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, Investigating the Impact of Year 2000 Technology Problem, S. Prt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important key source of uncertainty is the extent to which the key trading partners of Lincoln Life and Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the process of their partners; however, the efforts of these partners are be-yond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior December 31, 1999. However, given the nature and com-plexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

Table of contents for statement of additional information

                                            Page
------------------------------------------------
Definitions                                   2
------------------------------------------------
Determination of Variable Annuity Payments    3
------------------------------------------------
Performance Calculations                      4
------------------------------------------------
Tax Law Considerations                        7
------------------------------------------------

                           Page
-------------------------------
Distribution of Contracts    9
-------------------------------
Custodian                    9
-------------------------------
Experts                      9
-------------------------------
Financial Statements         9
-------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1999

                            GROUP ANNUITY CONTRACTS
                   FUNDED THROUGH THE INVESTMENT DIVISIONS OF
                             VA-I SEPARATE ACCOUNT
                                       OF
                     UNUM LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE ANNUITY III

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Definitions................................................................   2
Determination of Variable Annuity Payments.................................   3
Performance Calculations...................................................   4
Tax Law Considerations.....................................................   7
Distribution of Contracts..................................................   9
Custodian..................................................................   9
Experts....................................................................   9
Financial Statements.......................................................   9

This Statement of Additional Information (SAI) is not a prospectus. It should be read along with the prospectus for the Group Annuity Contracts (the "Contracts"), dated May 1, 1999.

A copy of the prospectus to which this SAI relates is available at no charge by writing to P.O. Box 9740, Portland, Maine 04104 Attention: Tax Deferred Annuities; or by calling (800) 341-0441.


80027

                                  DEFINITIONS

ANNUITANT: The person receiving annuity payments under the terms of this Contract.

ANNUITY COMMENCEMENT DATE: The date on which UNUM/America makes the first annuity payment to the Annuitant as required by the Retired Life Certificate. This date, as well as the date each subsequent annuity payment is made, will be the first day of a calendar month.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an Annuity.

ANNUITY CONVERSION FACTOR: The factor applied to the Annuity Conversion Amount in determining the dollar amount of an Annuitant's annuity payments for Guaranteed Annuities or the initial payment for Variable Annuities.

ANNUITY PAYMENT CALCULATION DATE: For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten
(10) business days prior to the first day of a calendar month.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

ANNUITY UNIT: An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

ANNUITY UNIT VALUE: The dollar value of an Annuity Unit in a Sub-Account on any Valuation Date.

CODE: The Internal Revenue Code of 1986, as amended.

PAYOUT ANNUITY: A series of payments paid out under the terms of the Contract as either a Guaranteed Annuity or as a Variable Annuity.

PLAN: The retirement program offered by an Employer to its employees to accumulate funds for retirement.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected Sub-Accounts.

                  DETERMINATION OF VARIABLE ANNUITY PAYMENTS

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on investment experience.

The initial payment amount of the Annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date by the Applicable Annuity Conversion Factor as defined as follows:

The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.

The amount of the Annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:

(a) Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial annuity Payment Calculation Date; and

(b) Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account selected for his interest rate option for his respective subsequent Annuity Payment Calculation Dates.

Each subsequent Annuity Unit Value for a Sub-Account for an interest rate option is determined by:

    Dividing the Accumulation Unit Value for the Sub-Account as of subsequent Annuity Payment Calculation Date (APCD) by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

    Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

    Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.

               Illustration of Calculation of Annuity Unit Value

1.Annuity Unit Value as of immediately preceding Annuity Payment Cal-
 culation Date.......................................................  $11.0000
2.Accumulation Unit Value as of Annuity Payment Calculation Date.....  $20.0000
3.Accumulation Unit Value as of immediately preceding Annuity Payment
 Calculation Date....................................................  $19.0000
4.Interest Rate......................................................     6.00%
5.Interest Rate Factor (30 days).....................................    1.0048
6.Annuity Unit Value as of Annuity Payment Calculation date =
    1 times 2 divided by 3 divided by 5..............................  $11.5236

                       Illustration of Annuity Payments

1.Annuity Conversion Amount as of Participant's initial Annuity
    Payment Calculation Date.......................................  $100,000.00
2.Assumed Annuity Conversion Factor per $1 of Monthly Income for a
    Participant's individual age 65 selecting a Single Life Annuity
    with Assumed Interest Rate of 6%...............................      $138.63
3.Participant's initial Annuity Payment = 1 divided by 2...........      $721.34
4.Assumed Annuity Unit Value as of Participant's initial Annuity
    Payment Calculation Date.......................................     $11.5236
5.Number of Annuity Units = 3 divided by 4.........................      62.5968
6.Assumed Annuity Unit Value as of Participant's second Annuity
    Payment Calculation Date.......................................     $11.9000
7.Participant's second Annuity Payment = 5 times 6.................      $744.90

                            PERFORMANCE CALCULATIONS

Standard Total Return Calculation

The VAA may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical Contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed Contribution of $1,000 allocated to a Sub-Account at the beginning of each period and surrender or withdrawal of the value of that amount at the end of each specified period, giving effect to any charges and fees applicable under the Contract. The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity III of UNUM/America and under corresponding accounts of Lincoln Life, pending assumption reinsurance by Lincoln Life of Variable Annuity III contracts issued through such corresponding accounts. This method of calculating performance further assumes that (i) a $1,000 Contribution was allocated to a Sub-Account and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical Contribution that would compare the Accumulation Unit value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

  T = (ERV/C) 1/n - 1

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical Contribution of $1,000 made at the beginning of the applicable period, where C equals a hypothetical Contribution of $1,000, and where n equals the number of years.

For Sub-Account average annual total return information calculated according to the formula prescribed by the SEC, see "Sub-Account Performance."

Non-Standardized Calculation of Total Return Performance

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. Such non-standard performance information may be based on the historical performance of a Fund and adjusted to reflect some or all of the fees and charges imposed under a Contract.

The VAA may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include the Annual Administration Charge. The total return percentage under this non-standardized method will be higher than that resulting from the standardized method.

The Sub-Accounts also may present total return information calculated by subtracting a Sub-Account's Accumulation Unit Value at the beginning of a period from the Accumulation Unit Value of that Sub-Account at the end of the period and dividing that difference (in that Sub-Account's Accumulation Unit Value) by the Accumulation Unit Value of that Sub-Account at the beginning of the period. This computation results in a total growth rate for the specified period which we annualize in order to obtain the average annual percentage change in the Accumulation Unit Value for the period used. This method of calculating performance does not take into account the Annual Administration charge or premium taxes, and assumes no transfers. Such percentages would be lower if these charges were included in the calculation.

In addition, the VAA may present actual aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the VAA for the specified period.

For information regarding the historical performance of the Funds adjusted for the fees and charges imposed under a Contract, see "Historical Fund Performance Adjusted for Variable Annuity Account and Contract Fees and Charges."

Performance Information

The tables below provide performance information for each Sub-Account for specified periods ending December 31, 1998. This information does not indicate or represent future performance.

Total Return

Total returns quoted in sales literature or advertisements reflect all aspects of a Sub-Account's return. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Sub-Account over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline had been constant over the period. Contractholders and participants should recognize that average annual returns represent averaged returns rather than actual year-to-year performance.

Sub-Account Performance

Table A below assumes a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable Fund and withdrawal of the investment on 12/31/98. The rates reflect the mortality and expense risk charge, the withdrawal charge and a pro rata portion of the Annual Administration Charge. Table A shows Sub-Account average annual total return information calculated according to the formula prescribed by the SEC. This information does not indicate or represent future performance.

       Table A--SUB-ACCOUNT STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                             SUB-                                 LIFE OF SUB-
                             ACCOUNT   1 YEAR   3 YEARS  5 YEARS  ACCOUNT
                             INCEPTION ENDING   ENDING   ENDING   ENDING
                             DATE      12/31/98 12/31/98 12/31/98 12/31/98
                             --------- -------- -------- -------- ------------
Asset Manager
 (Fidelity VIP II: Asset
 Manager)                    05/01/91   13.63%   15.28%   10.40%     11.64%
Socially Responsible
 (Calvert Social Balanced
 Portfolio)                  05/02/94   14.83    14.83      N/A      15.16
Balanced
 (American Century VP Bal-
 anced)                      05/01/91   14.34    13.14    11.47      10.22
Equity-Income
 (Fidelity VIP Equity-In-
 come)                       05/02/94   10.25    16.32      N/A      18.38
Index Account
 (Dreyfus Stock Index)       12/12/89   26.63    26.24    22.03      15.83
Growth I
 (Fidelity VIP Growth)       05/01/91   37.77    23.91    20.21      19.34
Growth II
 (American Century VP Capi-
 tal Appreciation)           05/01/91   -3.37    -4.50     1.93       4.01
International Stock
 (T. Rowe Price Interna-
 tional Stock Portfolio)     05/02/94   14.42     9.67      N/A       7.92
Small Cap
 (Dreyfus Small Cap)         05/02/94   -4.64     8.17      N/A      11.72

Historical Fund Performance Adjusted for Variable Annuity Account and Contract Fees and Charges

Performance information for the periods prior to the date the Sub-Accounts commenced operations will be calculated based on the performance of the Funds and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the Contract charges that were in effect during the time periods shown. This performance information is referred to as "adjusted" performance information. This information does not indicate or represent future performance.

Table B below assumes a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable fund and withdrawal of the investment on 12/31/98. The rates reflect the mortality and expense risk charge but do not reflect the deduction of the pro rata portion of the Annual Administration Charge because certain contracts and participants are not assessed such a charge.

TABLE B -- SUB-ACCOUNT ADJUSTED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO ANNUAL ADMINISTRATION CHARGE

                                                                        LIFE
                          FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/98 12/31/98 12/31/98 12/31/98 12/31/98
                          --------- -------- -------- -------- -------- --------
Asset Manager             09/06/89   13.68%   15.34%   10.47%     N/A    11.58%
(Fidelity VIP II: Asset
 Manager)
Socially Responsible      09/02/86   14.89    14.89    13.20    11.52    10.27
(Calvert Social Balanced
 Portfolio)
Balanced                  05/01/91   14.39    13.20    11.53      N/A    10.30
(American Century VP
 Balanced)
Equity-Income             10/09/86   10.30    16.38    17.35    14.24    13.04
(Fidelity VIP Equity-
 Income)
Index Account             09/29/89   26.68    26.30    22.10      N/A    15.67
(Dreyfus Stock Index)
Growth I                  10/09/86   37.83    23.97    20.28    17.98    15.94
(Fidelity VIP Growth)
Growth II                 11/20/87   -3.32    -4.45     1.99     7.37     6.93
(American Century VP
 Capital Appreciation)
International Stock       03/31/94   14.48     9.73      N/A      N/A     8.35
(T. Rowe Price
 International Stock
 Portfolio)
Small Cap                 08/31/90   -4.59     8.22    11.52      N/A    35.59
(Dreyfus Small Cap)


Table C below shows total return information on a calendar year basis. The rates of return shown reflect the mortality and expense risk charge but do not reflect the deduction of the pro rata portion of the Annual Administration Charge because certain contracts and participants are not assessed such a charge.

TABLE C -- SUB-ACCOUNT ADJUSTED YEAR ANNUAL RETURN ASSUMING NO ANNUAL ADMINISTRATION CHARGE*

                      1989   1990   1991  1992  1993  1994  1995  1996  1997  1998
                      ----- ------ ------ ----- ----- ----- ----- ----- ----- -----
Asset Manager           N/A   5.45  21.11 10.53 19.60 -7.20 15.57 13.24 19.20 13.68
Socially Responsible  19.53   2.94  15.02  6.33  6.72 -4.39 28.24 11.28 18.64 14.89
Balanced                N/A    N/A    N/A -7.17  6.38 -0.58 19.68 10.81 14.42 14.39
Equity-Income         15.95  16.29  29.88 15.50 16.89  5.80 33.49 12.92 26.57 10.30
Index                   N/A  -4.69  28.29  5.82  8.02 -0.32 35.16 21.09 31.36 26.68
Growth I              29.95 -12.78  43.78  8.00 17.94 -1.21 33.75 13.35 22.00 37.83
Growth II             27.17  -2.40  40.18 -2.52  8.99 -2.34 29.55 -5.43 -4.42 -3.32
International Stock     N/A    N/A    N/A   N/A   N/A   N/A  9.86 13.34  1.86 14.48
Small Cap               N/A    N/A 156.65 69.25 66.31  6.47 27.85 15.22 15.35 -4.59

*The above calendar-year returns assume a hypothetical investment of $1,000 on January 1 of the first full calendar year that the underlying fund was in existence. The returns assume that the money will be left on account until retirement. Returns are provided for years before the fund was an available investment option under the contract. Returns for those periods reflect a hypothetical return as if those funds were available under the contract, and reflect the deduction of the mortality and expense risk charge. The returns do not reflect deductions for the pro rata portion of the Annual Administration charge.

SEC regulations require that any product performance data be accompanied by standard performance data.

                             TAX LAW CONSIDERATIONS

Retirement Programs:

Participants are urged to discuss the income tax considerations of their retirement plan with their tax advisors. In many situations special rules may apply to the plans and/or to the participants. See the Prospectus for a more complete discussion of tax considerations and for limitations on the following discussion.

Contributions to retirement programs subject to Sections 401(a), 403(b) and 408 may be excludable from a Participant's reportable gross income if the Contributions do not exceed the limitations imposed under the Code. Certain plans allow employees to make Elective Salary Deferral Contributions. Certain Plans allow Employers to make Contributions. The information below is a brief summary of some of the important federal tax considerations that apply to retirement plans. When there is a written Plan, often the Contribution limits, withdrawal rights and other provisions of the Plan may be more restrictive than those allowed by the Code.

                    Elective Salary Deferral Contributions:

For calendar years 1998 and 1999 the maximum elective salary deferral contributions to a 401(k) Plan which is a type of 401(a) Plan is limited to $10,000; for a 403(b) plan the limit is $10,000 unless the employee is qualified employee.

                Total Salary Deferral & Employer Contributions:

QUALIFIED RETIREMENT PLAN -- 401(a) PLAN

The Code limits the Contributions to a defined contribution 401(a) plan to the lesser of $30,000 or 25% of compensation.

TAX SHELTERED ANNUITY PLAN--403(b) PLAN

Total contributions which include both salary deferral contributions and employer contributions are also limited.

The combined limit is:

(a) the amount determined by multiplying 20 percent of the employee's includable compensation by the number of years of service, over

(b) the aggregate of the amount contributed by the employer for annuity con-tracts and excludable from the gross income of the employee for the prior taxable year.

Therefore, if the maximum exclusion allowance is less than $10,000 a year, the employee's elective deferrals plus any other employer Contributions cannot exceed this lesser amount.

Section 415 of the Code imposes limitations with respect to annual contributions to all Section 403(b) programs, qualified plans and simplified employee pensions maintained by the Employer. A Participant's annual contributions to these programs and defined contribution plans generally cannot exceed the lesser of $30,000 or 25 percent of the employee's compensation. This amount is subject to the maximum exclusion allowance and the salary deferral amount limitations.

INDIVIDUAL RETIREMENT ACCOUNT--IRA OR 408 PLAN

For IRA's, the maximum deductible contribution is the lesser of $2,000 or 100% of taxable income. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse.

Transfers and Rollovers:

Participants who receive distributions from their 401(a) or 403(b) contract may transfer the amount not representing employee contributions to an Individual Retirement Account or Annuity (IRA) or another Section 401(a) or 403(b) program without including that amount in gross income for the taxable year in which paid. Note 401(a) distributions may not be transferred to a 403(b) plan or vice versa. If the amount is paid directly to an acceptable rollover account, UNUM/America is not required to withhold any amount. In order for the distribution to qualify for rollover, the distribution must be made on account of the employee's death, after the employee attains age 59 1/2, on account of the employee's separation from service, or after the employee has become disabled. The distribution cannot be part of a series of substantially equal payments made over the life expectancy of the employee or the joint life expectancies of the employee and his or her spouse or made for a specified period of 10 years or more. The rollover must be made within sixty days of the distribution to avoid taxation.

Pursuant to Revenue Ruling 90-24, a Participant, to the extent permitted by any applicable Contract or Plan, may transfer funds between Section 403(b) investment vehicles, including both Section 403(b)(1) annuity contracts and
Section 403(b)(7) custodial accounts. Any amount transferred must continue to be subject to withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. UNUM/America considers any total or partial transfer from a UNUM/America investment vehicle to a non-UNUM/America investment vehicle to be a withdrawal.

Once every twelve months a participant in an IRA may roll the money from one IRA to another IRA.

If the rollover amount is paid directly to the Participant, the amount distributed may be subject to a 20% federal tax withholding.

Excise Tax on Early Distributions:

Section 72(t) of the Code provides that any distribution made to a Participant in a 401(a), 403(b) or 408 plan other than on account of the following events will be subject to a 10 percent excise tax on the taxable amount distributed:

a) the employee has attained age 59 1/2;

b) the employee has died;

c) the employee is disabled;

d) the employee is 55 and has separated from service (Does not apply to IRA's).

Distributions which are received as a life annuity where payment is made at least annually will not be subject to an excise tax. Certain amounts paid for medical care may also not be subject to an excise tax. Distributions from 408 Plans may qualify for additional exceptions.

Minimum Distribution Rules:

 The value in a contract under Sections 401(a), 403(b) and 408 are subject to the distribution rules provided in Section 401(a)(9) of the Code. Generally, that section requires that an employee must begin receiving distributions of his post-1986 balance by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2. Such distributions must not exceed the life expectancy of the employee or the life expectancy of such employee and the designated beneficiary (as defined under the plan). For 403(b) and 401(a) Plans, an employee must begin receiving distributions by April 1 of the calendar year following the later of (a) the calendar year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires (other than a more-than-5% owner).

Additionally, distribution of an employee's entire account balance (including pre-1987 funds) must satisfy the minimum distribution incidental benefit requirement. In general, this requires that death and other non-retirement benefits payable under the above plans be incidental to the primary purpose of the program which is to provide deferred compensation to the employee. A payee is subject to a penalty for failing to receive the required minimum annual distribution. Section 4974(a) of the Code provides that a payee will be subject to a penalty equal to 50 percent of the amount by which the required minimum distribution exceeds the actual amount distributed during the taxable year.

Additional information on federal income taxation is included in the prospectus.

                           DISTRIBUTION OF CONTRACTS

Lincoln Financial Advisors Corporation (LFA), an indirect subsidiary of LNC, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. LFA is the VAA's principal underwriter.

UNUM Sales Corporation, which served as the principal underwriter to the VAA prior to October 1, 1996, received underwriting commissions from UNUM/America of $4,223,000 in 1996. LFA, which became principal underwriter on October 1, 1996, received no underwriting commissions from UNUM/America prior to December 31, 1998.

                                   CUSTODIAN

UNUM/America is the custodian for the Fund's shares owned by the VAA. The Fund's shares are held in uncertificated form separate and apart from UNUM/America's other assets.

                                    EXPERTS

The financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 of UNUM/America and the financial statements as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 of VAA included in this SAI have been included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

This SAI contains financial statements for the VAA, as of December 31, 1998 and for the two years then ended.

The financial statements of UNUM/America which are included in this SAI, should be considered only as bearing on the ability of UNUM/America to meet its obligations under the Contracts. The financial statements of UNUM/America are presented in accordance with generally accepted accounting principles.

                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
UNUM Life Insurance Company of America and
 Contract owners of UNUM Life Insurance
 Company of America VA-1 Separate Account

We have audited the accompanying statement of assets and liabilities of UNUM Life Insurance Company of America VA-1 Separate Account as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UNUM Life Insurance Company of America VA-1 Separate Account at December 31, 1997, and the results of its operations and changes in net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                         Coopers & Lybrand, LLP

Portland, Maine
April 10, 1998